UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2017
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 975-4321
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, on October 19, 2017, CBS Corporation (the “Company”) commenced an exchange offer for the split-off of its radio business, CBS Radio Inc. (“CBS Radio”), as part of its previously announced agreement to combine CBS Radio with Entercom Communications Corp. in a merger.

The unaudited consolidated financial statements of CBS Radio for the three and nine months ended September 30, 2017 are filed herewith as Exhibit 99.1, and unaudited supplemental financial information for CBS Radio for the three and nine months ended September 30, 2017 is filed herewith as Exhibit 99.2. Exhibit 99.1 and Exhibit 99.2 are incorporated by reference into this Item 8.01 in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Exhibit 99.1 and Exhibit 99.2 are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
99.1	CBS Radio Inc. unaudited consolidated financial statements for the three and nine months ended September 30, 2017.
99.2	CBS Radio Inc. supplemental financial information for the three and nine months ended September 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

By:	/s/ Lawrence Liding
Name: Lawrence Liding
Title: Executive Vice President, Controller and Chief Accounting Officer

Date: November 2, 2017